UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2007

SECURITY CAPITAL ASSURANCE LTD
(Exact name of registrant as specified in its charter)

Bermuda	001-32950	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

A.S. Cooper Building, 26 Reid Street, 4th Floor, Hamilton HM 11, Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-7450

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On December 20, 2007, Security Capital Assurance Ltd issued the press release attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d)     Exhibits. The following exhibits are filed herewith:
Exhibit No.	Description
99.1	Press Release (“SECURITY CAPITAL ASSURANCE LTD EXCHANGE OFFER EXPIRES”) dated December 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 20, 2007

SECURITY CAPITAL ASSURANCE LTD (Registrant) By: /s/ Thomas W. Currie Name: Thomas W. Currie Title: Senior Vice President